UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SPROTT FOCUS TRUST, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

SPROTT FOCUS TRUST, INC.

320 Post Road, Suite 230

Darien, Connecticut 06820

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 8, 2026

To the Stockholders of SPROTT FOCUS TRUST, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of SPROTT FOCUS TRUST, INC. (the “Fund”) will be held at the offices of Sprott Asset Management USA, Inc., 320 Post Road, Suite 230, Darien, Connecticut 06820, on September 8, 2026, at 1:00 p.m. (Eastern Time), for the following purposes:

1.	To elect one Director to the Fund’s Board of Directors: Peyton Tansill Muldoon.

2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

The Board of Directors of the Fund has set the close of business on July 24, 2026 as the record date for determining those stockholders entitled to vote at the Meeting or any postponement or adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote.

IMPORTANT: To save the Fund the expense of additional proxy solicitation, please mark your instructions on the enclosed proxy card, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the Meeting. You may also authorize a proxy to vote your shares via telephone or the Internet by following the instructions on the proxy card. Please take advantage of these prompt and efficient proxy authorization options.

The accompanying Proxy is solicited on behalf of the Board of Directors of the Fund, is revocable and will not affect your right to vote in person if you attend the Meeting.

By order of the Board of Directors,

Thomas W. Ulrich
Secretary

August 14, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON SEPTEMBER 8, 2026

THE NOTICE, PROXY STATEMENT AND PROXY CARD FOR

THE FUND ARE AVAILABLE AT HTTPS://WWW.PROXY-DIRECT.COM/SPR-35276

PROXY STATEMENT

SPROTT FOCUS TRUST, INC.

320 Post Road, Suite 230

Darien, Connecticut 06820

ANNUAL MEETING OF STOCKHOLDERS

September 8, 2026

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Sprott Focus Trust, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders of the Fund (the “Meeting”), to be held at 1:00 p.m. (Eastern Time), on September 8, 2026, at the offices of Sprott Asset Management USA, Inc., 320 Post Road, Suite 230, Darien, Connecticut 06820, and at any postponements or adjournments thereof. We expect to mail this Proxy Statement and the accompanying notice on or about August 14, 2026 to stockholders of record as of the close of business on July 24, 2026.

The Board has set the close of business on July 24, 2026 as the record date (the “Record Date”) for determining those stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Stockholders on the Record Date will be entitled to one vote for each outstanding share of Common Stock held (proportional voting rights for fractional shares held), with no shares having cumulative voting rights. Stockholders are not entitled to any appraisal rights as a result of the proposal.

All properly executed and submitted proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed and submitted proxies will be voted “FOR” the election of the Class II Director nominee of the Fund, Peyton Tansill Muldoon. You may revoke your proxy at any time before it is exercised by sending written instructions to the Secretary of the Fund at the Fund’s address indicated above, by properly submitting, either by telephone, mail or Internet, a proxy bearing a later date, or by appearing at the Meeting and voting in person. Attendance at the Meeting will not itself constitute revocation of a proxy.

The cost of soliciting proxies will be borne by the Fund, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy materials to the beneficial owners of shares of the Fund’s common stock (“Common Stock”). Some officers and employees of the Fund and/or Sprott Asset Management USA Inc., the Fund’s investment adviser may solicit proxies personally and by telephone, if deemed desirable. Stockholders may vote at the Meeting by casting ballots in person at the Meeting or by submitting a proxy; all votes will be tabulated by one or two persons, appointed by the Board before the Meeting, who serve as Inspectors of voting at the Meeting and who have executed or will execute an Inspectors’ Oath.

The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. The Fund understands that, under applicable regulations, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on the uncontested election of Directors if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

Abstentions and broker non-votes, if any, will not be counted as votes cast. Abstentions, withhold votes and broker non-votes, if any, will not have an effect on the election of Directors. The Board knows of no business other than that stated in Proposal 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any postponement or adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

i

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, there were 29,665,788 shares of Common Stock outstanding. The following are the only persons known to the Fund to be the beneficial owners of 5% or more of the Fund’s outstanding shares of Common Stock as of the Record Date:

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percent of Class
W. Whitney George c/o Sprott Inc., 320 Post Rd., Suite 230, Darien, CT 06820	16,265,915	(1)	54.8%

(1)	Includes 2,867,617 shares held directly by Mr. George, 1,124,521 shares held in an IRA account for Mr. George’s benefit, 4,108,467 shares held by Mr. George and his spouse and 76,597 shares held in an IRA account for Mr. George’s spouse’s benefit of which Mr. George may be deemed to beneficially own. Mr. George’s spouse also owns 3,249,596 shares directly in her name. Also includes 2,665,534 shares held by The Meredith and Whitney George Family Foundation, a charitable foundation established by Mr. George and members of his family. As Chairman of the Foundation, Mr. George has shared voting and dispositive power over the shares held by the Foundation. Also includes 588,548 shares held in trusts established for the benefit of certain immediate family members of Mr. George, 117,710 shares held in trust for Mr. George’s spouse and 1,467,325 shares held in a family trust established for the benefit of Mr. George’s nieces and nephews. As trustee of these family trusts, Mr. George has sole voting and dispositive power over the shares held by the trusts.

Shares held by brokerage firms, banks and other financial intermediaries on behalf of certain beneficial owners are registered in the name of Cede & Co. Because brokerage firms and other institutions hold many of the Fund’s shares on behalf of beneficial owners, we are unable to estimate the total number of stockholders represented by those record holders.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Meeting, one member of the Board will be elected. The Board currently has five Directors divided into three classes, with each class having a term of office of three years. The term of office of one class expires each year. Peyton Tansill Muldoon currently serves as a Class II director, for a three-year term which expires at the Fund’s 2026 Annual Meeting of Stockholders or until their respective successor is duly elected and qualified. Leslie Barrett and Michael W. Clark. currently serve as Class III directors, each for a three-year term which expires at the Fund’s 2028 Annual Meeting of Stockholders or until their respective successor is duly elected and qualified. W. Whitney George and James R. Pierce, Jr. currently serve as Class I directors, each for a three-year term which expires at the Fund’s 2027 Annual Meeting of Stockholders or until their respective successor is duly elected and qualified. Ms. Muldoon has been nominated by the Board for re-election as Class II director for a three-year term to expire at the Fund’s 2029 Annual Meeting of Stockholders or until their respective successor is duly elected and qualified. The classes of Directors and their respective terms are further summarized below.

CLASS II DIRECTOR TO SERVE UNTIL 2029 ANNUAL MEETING OF STOCKHOLDERS	CLASS III DIRECTORS TO SERVE UNTIL 2028 ANNUAL MEETING OF STOCKHOLDERS	CLASS I DIRECTORS TO SERVE UNTIL 2027 ANNUAL MEETING OF STOCKHOLDERS
Peyton Tansill Muldoon (Independent Director)	Leslie Barrett (Independent Director)	W. Whitney George (Interested Director)

	Michael W. Clark (Independent Director)	James R. Pierce, Jr. (Independent Director)

Ms. Muldoon has agreed to continue to serve as a Director if elected, and the Fund’s management has no reason to believe that Ms. Muldoon will be unavailable to serve as a Director. However, if Ms. Muldoon becomes unwilling or unable to serve, the persons named in the accompanying Proxy will vote for the election of such other person(s), if any, as the Board may nominate.

There are no family relationships between any of the Fund’s Directors (including the Fund’s Director nominees at the Meeting) and officers.

Interested Person

W. Whitney George is an “interested person” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act due to several relationships including his position as Chief Executive Officer of Sprott Inc., the parent company of Sprott Asset Management USA Inc., the Fund’s adviser. Certain biographical and other information concerning Mr. George is set forth below, including information about Mr. George’s experiences, qualifications, attributes and skills which the Board believes qualifies him to be an effective Director:

Name, Address and Principal Occupation(s) During Past Five Years	Age	Position Held with the Fund	Length of Time Served as Director	Current Director Term Expires	Number of Portfolios in Fund Complex Overseen	Other Directorships
W. Whitney George c/o Sprott Inc., 320 Post Rd., Suite 230, Darien, CT 06820	68	Class I Director	Since 2015	2027	1	None

Mr. George has served as the Chief Executive Officer of Sprott Inc. (TSX: SII), an alternative asset manager, since June 30, 2022, having previously served as its President from January 2019 to June 2022 and as its Executive Vice President from January 2016 to January 2019. He served as the Chief Investment Officer of Sprott Asset Management, LP, a registered investment adviser, from April 20, 2018 to January 20, 2021, and as Chairman and Senior Portfolio Manager of Sprott Asset Management USA Inc., a registered investment adviser, since January 2017 and March 2015, respectively. He previously served as the Managing Director and Vice President of Royce & Associates, LLC, a registered investment adviser, from October 1991 to March 2015. The Board believes that Mr. George’s qualifications to serve on the Board include his over 30 years of extensive investment business experience, including as Senior Portfolio Manager of the Fund, and leadership experience.

Director Biographical Information and Qualifications

Certain biographical and other information concerning the Fund’s Independent Directors as of the Record Date is set forth below, including information about the experiences, qualifications, attributes and skills which the Board believes qualifies such Directors to be effective Directors:

Name, Address* and Principal Occupation(s) During Past Five Years	Age	Position Held with the Fund	Length of Time Served as Director	Current Director Term Expires	Number of Portfolios in Fund Complex Overseen	Other Directorships
Leslie Barrett**	60	Class III Director	Since 2022	2028	14	N/A

Ms. Barrett has served as a Senior Software Engineer at Bloomberg LP specializing in Natural Language Processing and Machine Learning since June 2012. The Board believes that Ms. Barrett’s qualifications to serve on the Board include her extensive experience in predictive analytics.

Michael W. Clark**	66	Class III Director	Since 2015	2028	14	N/A

Mr. Clark served as the President, Executive Vice President, Chief Risk Officer and member of the Executive Committee and Board of Directors of Chilton Investment Company, an investment management firm, from 2005 through 2019. The Board believes that Mr. Clark’s qualifications to serve on the Board include his over 21 years of business experience, including extensive experience in the investing and financial services sectors.

James R. Pierce, Jr.**	69	Class I Director	Since 2015	2027	14	N/A

Mr. Pierce served as the Chairman of JLT Specialty Insurance Services, Inc., the U.S. platform of the specialty business advisory firm, Jardine Lloyd Thompson Group, from December 2014 to December 2022. He previously served as the Global Lead in Marine and Energy Operations at Marsh, a global insurance brokerage and risk management firm, from 2006 to 2014. The Board believes that Mr. Pierce’s qualifications to serve on the Board include his over 30 years of business experience, including extensive experience in the insurance and financial services sectors.

Peyton T. Muldoon**	57	Class II Director	Since 2015	2026	14	N/A

Ms. Muldoon has served as a Licensed Salesperson at Sotheby’s International Realty since 2011. The Board believes that Ms. Muldoon’s qualifications to serve on the Board include her experience in the financial services sectors, which includes marketing and client relationship management related to a variety of financial products, managing equity and fixed-income portfolios of clients and performing research and valuation analysis of securities.

*	The address of each of Mses. Barrett and Muldoon and Messrs. Clark and Pierce is c/o Sprott Asset Management USA Inc., 320 Post Road, Suite 230, Darien, Connecticut 06820.
**	Each of Mses. Barrett and Muldoon and Messrs. Clark and Pierce is a member of the Audit Committee of the Board and the Governance Committee of the Board.

The Board believes that each Director’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Director brings to the entire Board, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that each of its directors satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Governance Committee contains certain other specific factors considered by the Governance Committee in identifying and selecting Director candidates (as described below under “Governance Committee”).

To assist them in evaluating matters under federal and state law, the Directors may engage other experts as appropriate. The Board evaluates each Director’s performance on an annual basis.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Fund’s Directors not be “interested persons” (as defined in the 1940 Act) of the Fund and, as such, not be affiliated with Sprott (“Independent Directors”). To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, 80% of the Fund’s Directors are Independent Directors. The Board does not have a chairman, but Mr. George, an interested person of the Fund, acts as chairman at the Board meetings. The Independent Directors have not designated a lead Independent Director due to the relatively small size of the Board. The Board has determined that its leadership structure is appropriate in light of the services that Sprott and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Audit Committee

The Board has a standing Audit Committee, which consists of four Independent Directors who also are “independent” as defined in the applicable Nasdaq listing standards. The current members of the Audit Committee are Leslie Barrett, Michael W. Clark, James R. Pierce, Jr., and Peyton T. Muldoon. Mr. Clark serves as Chairman of the Audit Committee, and has been designated as an Audit Committee Financial Expert, as defined under SEC regulations.

The principal purposes of the Audit Committee are to (i) assist Board oversight of the (a) integrity of the Fund’s financial statements; (b) independent accountants’ qualifications and independence; and (c) performance of the Fund’s independent accountants, and (ii) prepare, or oversee the preparation of, any audit committee report required by rules of the SEC to be included in the Fund’s proxy statement for its annual meeting of stockholders. The Audit Committee has adopted an Audit Committee charter, a copy of which is attached to this Proxy Statement as Exhibit A.

Governance Committee

The Board has a Governance Committee composed of four Independent Directors, Leslie Barrett, Michael W. Clark, James R. Pierce, Jr., and Peyton T. Muldoon. Mr. Pierce serves as Chairman of the Governance Committee. The Governance Committee has adopted a Governance Committee Charter, a copy of which is attached to this Proxy Statement as Exhibit B.

The Governance Committee is responsible for identifying and recommending to the Board individuals the Committee believes are qualified to become Board members in the event that a director position is vacated or created. The Governance Committee will consider Director candidates recommended by stockholders. In considering potential nominees, the Governance Committee will take into consideration (i) the contribution which the person can make to the Board, with consideration given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee’s personal and professional qualities and attributes would provide a beneficial diversity of skills, experience and/or perspective to the Board; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; (v) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vi) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Director of the Fund; and (vii) whether or not the selection and nomination of the person would be in the best interest of the Fund in light of the requirements of the Fund’s retirement policies. While the Governance Committee does not have a formal policy regarding diversity, as noted above, it may consider the diversity of skills, experience and/or perspective a potential nominee will bring to the Board as part of its evaluation of the contribution such potential nominee will make to the Board. Such factors will be considered in light of the other factors described above and in the context of the Board’s existing membership at the time such potential candidate is considered.

To have a candidate considered by the Governance Committee, a stockholder must submit the recommendation in writing and must include biographical information and set forth the qualifications of the proposed nominee. The stockholder recommendation and information described above must be sent to the Fund’s Secretary, Thomas W. Ulrich, c/o Sprott Asset Management USA Inc., 320 Post Road, Suite 230, Darien, Connecticut 06820.

Although the Board does not have a standing compensation committee, the Independent Directors review their compensation annually.

Board’s Oversight Role in Management

The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily Sprott and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Audit Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and Sprott’s Chief Compliance Officer and portfolio management personnel. The Audit Committee (which consists of four Independent Directors) meets during its scheduled meetings, and, as necessary, between meetings the Chairman of the Audit Committee maintains contact with the Fund’s independent registered public accounting firm and the Fund’s Treasurer. The Board also receives periodic presentations from senior personnel of Sprott or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to Sprott regarding regulatory, compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Committee and Board of Directors Meetings

During the year ended December 31, 2025, the Board held 5 meetings, the Audit Committee held 1 meeting, and the Governance Committee held 1 meeting, and each of the Directors attended at least seventy-five percent (75%) of the total number of meetings of the Board held during the period for which he or she was a director and the total number of meetings held by all committees of the Board on which he or she served during the periods that he or she was a member of that committee.

Director Attendance at Stockholder Meetings

The Fund has no formal policy regarding Director attendance at stockholder meetings. None of the Directors attended the 2025 Annual Meeting of Stockholders.

Vote Required to Elect Directors

At the Meeting, a quorum consists of stockholders representing a majority of the outstanding shares of Common Stock entitled to vote, who are present in person or by proxy. A plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a Director.

The Board of Directors of the Fund recommends that all stockholders vote “FOR” the Director nominees.

COMPENSATION OF DIRECTORS

Sprott Fund Complex (Current Fund Complex)

For the year ended December 31, 2025, each Independent Director who served during 2025 received $5,185 from the Fund for service as a director. No Director received remuneration for services as a Director for the year ended December 31, 2025 in addition to or in lieu of this compensation.

Set forth below is the aggregate compensation paid by the Fund and the total compensation paid by the Fund’s current fund complex (consisting solely of the Fund) to each Independent Director of the Fund for services as a director for the year ended December 31, 2025.

Name of Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Fund Paid to Directors
Leslie Barrett	$5,185	None	None	$5,185
Michael W. Clark	$5,185	None	None	$5,185
James R. Pierce, Jr.	$5,185	None	None	$5,185
Peyton T. Muldoon	$5,185	None	None	$5,185

INFORMATION ABOUT THE FUND’S OFFICERS

The Board appoints the Fund’s officers. The following sets forth information concerning the Fund’s officers as of the Record Date:

Name, Address* and Principal Occupations During Past Five Years	Age	Office(s)	Officer of the Fund Since
Varinder (Vinny) Bhathal	55	Treasurer	2017

Ms. Bhathal has served as Treasurer of the Fund since August 2017. She also serves as Chief Financial Officer of Sprott Asset Management LP (since December 2018) and Managing Partner, Chief Controller and Treasurer of Sprott Inc. (since October 2027). She previously served as Vice President, Finance of Sprott Inc. (December 2015 to October 2017).

Thomas W. Ulrich	62	President; Chief Compliance Officer and Secretary	2015

Mr. Ulrich has served as President of the Fund since June 2017 and Chief Compliance Officer and Secretary of the Fund since March 2015. He also serves as Managing Partner of the Sprott Inc. group of companies (since January 2018), General Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October 2012), and General Counsel of Sprott Global Resource Investments Ltd. (since October 2012). He previously served as Chief Compliance Officer of Altegris Advisors, L.L.C. (from July 2011 to October 2012) and as Principal, General Counsel and Chief Compliance Officer of Geneva Advisors (March 2005 to July 2011).

Brandon Hamada	43	Assistant Secretary	2024

Mr. Hamada has served as the Assistant Secretary of the Fund since June 2024. He also serves as Associate General Counsel of Sprott Asset Management USA, Inc. (since January 2026), Chief Compliance Officer and Senior Legal Counsel of Sprott Global Resource Investments, Ltd. (since January 2023), and Senior Compliance Officer of Sprott Asset Management USA, Inc. (since August 2018). He previously served as Senior Compliance Officer and Senior Legal Counsel of Sprott Global Resource Investments, Ltd. (from August 2018 to December 2022) and Senior Compliance Officer of Gurtin Municipal Bond Management (from June 2014 to July 2018).

*	The address of each officer of the Fund is c/o Sprott Asset Management USA Inc., 320 Post Road, Suite 230, Darien, Connecticut 06820.

SECURITY OWNERSHIP OF MANAGEMENT

Information relating to ownership of shares of Common Stock by each Director and Director nominee as of the Record Date is set forth below:

Name of Director or Director Nominee	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Sprott Funds Overseen or to Be Overseen by Director or Director Nominee in the Sprott Family of Funds
Interested Director:
W. Whitney George	Over $100,000	Over $100,000

Non-Interested Directors and Director Nominees:
Leslie Barrett	None	None
Michael W. Clark	None	None
James R. Pierce, Jr.	$50,001-$100,000	$50,001-$100,000
Peyton T. Muldoon	$10,001-$50,000	$10,001-$50,000

Information regarding ownership of shares of Common Stock by the Fund’s current Directors, Director nominees and executive officers as of the Record Date is set forth below:

Name and Address* of Beneficial Owner	Number of Common Shares Beneficially Owned	Percent of Common Shares Outstanding
Interested Directors:
W. Whitney George, Director(1) c/o Sprott Inc., 320 Post Rd., Suite 230, Darien, CT 06820	16,265,915	54.8%

Non-Interested Directors:
Leslie Barrett, Director	-	-
Michael W. Clark, Director	-	-
James R. Pierce, Jr., Director	8,913	**
Peyton T. Muldoon, Director Nominee	3,102	**

Interested Officers:
Varinder Bhathal, Treasurer	-	-
Thomas W. Ulrich, President, Chief Compliance Officer and Secretary(2)	8,709	0.03%
Brandon Hamada, Assistant Secretary	-	-
All Current Directors and Executive Officers as a Group (8 Persons)	16,286,639	54.83%

*	Other than Mr. George, the address of each Director, Director nominee and executive officer is c/o Sprott Asset Management USA Inc., 320 Post Road, Suite 230, Darien, Connecticut 06820.
**	Less than 1% of the outstanding shares of the Fund.
(1)	Includes 2,867,617 shares held directly by Mr. George, 1,124,521 shares held in an IRA account for Mr. George’s benefit, 4,108,467 shares held by Mr. George and his spouse and 76,597 shares held in an IRA account for Mr. George’s spouse’s benefit of which Mr. George may be deemed to beneficially own. Mr. George’s spouse also owns 3,249,596 shares directly in her name. Also includes 2,665,534 shares held by The Meredith and Whitney George Family Foundation, a charitable foundation established by Mr. George and members of his family. As Chairman of the Foundation, Mr. George has shared voting and dispositive power over the shares held by the Foundation. Also includes 588,548 shares held in trusts established for the benefit of certain immediate family members of Mr. George, 117,710 shares held in trust for Mr. George’s spouse and 1,467,325 shares held in a family trust established for the benefit of Mr. George’s nieces and nephews. As trustee of these family trusts, Mr. George has sole voting and dispositive power over the shares held by the trusts.
(2)	Includes 8,709.4472 shares held in an IRA account for Mr. Ulrich’s benefit.

Other than as set forth above, each Director, Director nominee, and executive officer has voting power and investment power as to the shares beneficially owned by him or her. As of the Record Date, no Independent Director or any of his or her immediate family members directly or indirectly owned any securities issued by Sprott Inc. or any of its affiliates (other than registered investment companies).

AUDITOR AND AUDIT COMMITTEE INFORMATION

Tait, Weller & Baker LLP (“Tait, Weller & Baker”), which audited the Fund’s financial statements for the fiscal year ended December 31, 2025, has been selected by the Audit Committee as the independent auditor to audit the Fund’s financial statements for the fiscal year ending December 31, 2026. It is not expected that a representative of Tait, Weller & Baker will be present at the Annual Meeting to make a statement or respond to appropriate questions.

Below is a summary of the fees paid by the Fund to Tait, Weller & Baker for services rendered during the fiscal years ended December 31, 2025 and December 31, 2024.

	Fiscal Year Ended
	December 31, 2025	December 31, 2024
Audit Fees(1)	$31,000	$30,000
Audit Related Fees(2)	$0	$0
Tax Fees(3)	$7,300	$7,200
All Other Fees(4)	$0	$0

(1)	Represents the aggregate fees paid in connection with the annual audit of the Fund’s financial statements and for services normally provided by Tait, Weller & Baker in connection with the statutory and regulatory filings of the Fund for each of the fiscal years ended December 31, 2025 and December 31, 2024, including out-of-pocket expenses.
(2)	No fees were paid to Tait, Weller & Baker in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements for each of the fiscal years ended December 31, 2025 and December 31, 2024.
(3)	Represents the aggregate fees paid for tax-related services, including preparation of tax returns, tax compliance and tax advice, for each of the fiscal years ended December 31, 2025 and December 31, 2024.
(4)	Tait, Weller & Baker did not bill any other fees to the Fund for the fiscal years ended December 31, 2025 and December 31, 2024 and did not provide any other professional services to the Fund or the Adviser for either of those fiscal years.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee’s policies and procedures require the Audit Committee to pre-approve all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm, and all audit and non-audit services provided to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, to the extent that such services are directly related to the operations or financial reporting of the Fund. On an annual basis, at the December meeting of the Audit Committee, the independent auditors of the Fund submit a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Fund and/or Sprott and its affiliates for the following year that require pre-approval by the Audit Committee. Such schedule includes the maximum fees that can be paid for such services without further Audit Committee approval. Any subsequent revision to preapproved services or fees will be considered at the next regularly scheduled Audit Committee meeting. Services not presented for pre-approval at the December meeting of the Audit Committee are submitted to the Treasurer of the Fund for a determination that the proposed services fit within the independence guidelines and then considered for pre-approval at the next regularly scheduled Audit Committee meeting. A proposal to commence an engagement involving audit, audit-related or tax services prior to the next regularly scheduled Audit Committee meeting will be made in writing by the Treasurer to all Audit Committee members and include a summary of the engagement, estimated maximum cost, the category of services and the rationale for engaging the Fund’s independent auditor. Such proposed engagement can be pre-approved by any Audit Committee member who is an Independent Director. Pre-approval by the Chairman of the Audit Committee is required for a proposed engagement involving non-audit services other than audit-related or tax.

Audit Committee Report

The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund as of December 31, 2025 and for the fiscal year then ended with the Fund’s management and has discussed with Tait, Weller & Baker, the independent public accounting firm for the Fund, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s 2025 Annual Report to Stockholders, the Audit Committee would have been notified by Fund management or representatives of Tait, Weller & Baker. The Audit Committee received no such notifications.

The Audit Committee has (i) received the written disclosures and the letter from Tait, Weller & Baker, the independent public accounting firm for the Fund, required by applicable requirements of the Public Company Accounting Oversight Board regarding Tait, Weller & Baker’s communications with the Audit Committee concerning independence, and (ii) discussed with Tait, Weller & Baker its independence. The Audit Committee has considered whether the provision of non-audit services by the Fund’s independent auditor is compatible with maintaining its independence.

Based on the review and discussions referred to in the foregoing paragraphs, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2025 be included in the Fund’s 2025 Annual Report to Stockholders.

Audit Committee of the Fund’s Board of Directors:

Leslie Barrett, Michael W. Clark, James R. Pierce, Jr., and Peyton T. Muldoon.

STOCKHOLDER COMMUNICATIONS

Stockholders may send written communications to the Board or to an individual Director by mailing such correspondence to the Secretary of the Fund (addressed to c/o Sprott Asset Management USA Inc., 320 Post Road, Suite 230, Darien, Connecticut 06820). Such communications must be signed by the stockholder and identify the number of shares of Common Stock held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Additional Information – Stockholder Proposals” herein.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the officers and Directors of the Fund and persons who beneficially own more than ten percent of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Based solely on the Fund’s review of Forms 3, 4 and 5 (including any amendments thereto) filed electronically with the SEC during and with respect to the Fund’s most recent fiscal year and written representations from certain reporting persons that they were not required to file Form 5 with respect to the Fund’s most recent fiscal year, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30(h) of the 1940 Act (i.e., any investment adviser or affiliated person of the Fund’s investment adviser), have complied with all filing requirements applicable to them with respect to transactions in the Fund’s shares during the Fund’s most recent fiscal year with the exception of one transaction by Mr. George which was reported outside the two-day reporting window required by Form 4.

ADDITIONAL INFORMATION

Postponement or Adjournment of Meeting; Other Matters

In the event that sufficient votes in favor of the election of the Director nominees named in the Notice of Annual Meeting of Stockholders (the sole proposal to be voted on at the Meeting) are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more postponements or adjournments of the Meeting to permit further solicitation of proxies. Any such postponement or adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be postponed or adjourned, as applicable. The persons named as proxies will vote in favor of such postponement or adjournment those proxies which they are entitled to vote in favor of the election of the Director nominees and will vote against any such postponement or adjournment those proxies required to be voted against the election of the Director nominees.

While the Meeting has been called to transact any business that may properly come before it, the Directors know of no business other than the matter stated in the Notice of Annual Meeting of Stockholders. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters.

Name and Address of Investment Advisers and Administrator

The Fund’s investment adviser is Sprott Asset Management USA Inc. The investment adviser’s principal office is located at 320 Post Road, Suite 230, Darien, Connecticut 06820. The Fund’s administrator is State Street Bank and Trust Company, located at 100 Summer Street, Boston, MA 02110.

Annual Report and Semi-Annual Report Delivery

The Fund’s Annual Report to Stockholders for the year ended December 31, 2025 was previously mailed to stockholders and the Semi-Annual Report to Stockholders for the six months ended June 30, 2026 will be mailed to stockholders in late August 2026. The Fund will furnish, without charge, copies of the Annual Report and the Semi-Annual Report (when available) to a stockholder upon request. Stockholders may request copies of the reports by writing to the Secretary of the Fund at 320 Post Road, Suite 230, Darien, Connecticut 06820 or calling (203) 656-2430. All publicly released material information is also disclosed by the Fund on its website at www.sprottfocustrust.com.

Stockholder Proposals

The Fund’s Bylaws generally require advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board or to transact any other business from the floor at an annual meeting of stockholders. Notice of any such nomination or other business intended to be presented at the Fund’s 2027 Annual Meeting of Stockholders must be in writing and received at the Fund’s principal executive offices no earlier than April 16, 2027 and no later than May 16, 2027. Written proposals should be sent to the Secretary of the Fund, 320 Post Road, Suite 230, Darien, Connecticut 06820.

The deadline for stockholders to submit proposals under the provisions of Rule 14a-8 of the Exchange Act for inclusion in the proxy statement for the 2027 Annual Meeting of Stockholders is April 16, 2027.

Householding

If you and another stockholder share the same address, the Fund may only send one proxy statement to that address unless you or the other stockholder(s) have requested otherwise. You may call or write to the Fund to request a separate copy of the proxy statement. Upon receipt of a written or oral request, the Fund will promptly mail a copy of the proxy statement to you. You may also call or write to the Fund if you receive multiple copies of the proxy statement and wish to receive a single copy of the proxy statement in the future. For such requests, please call 1-800-337-3503, or write to the Secretary of the Fund at 320 Post Road, Suite 230, Darien, Connecticut 06820.

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE YOUR SHARES VIA TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

By order of the Board of Directors,

Thomas W. Ulrich
Secretary

Dated: August 14, 2026

EXHIBIT A

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF SPROTT FOCUS TRUST, INC.

I.	Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors, each of whom:

(a)	shall not be an “interested person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Sprott Focus Trust, Inc. (the “Fund”);

(b)	shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors or any committee thereof);

(c)	shall be financially literate at the time of his or her appointment to the Audit Committee, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(d)	shall satisfy the applicable independence requirements for any national securities exchange or national market quotation system on which Fund shares are or may become listed or quoted.

At least one Director who is a member of the Audit Committee shall have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment. The Board of Directors shall determine annually: (i) whether at least one of the members of the Audit Committee is an “audit committee financial expert,” as defined in rules of the Securities and Exchange Commission and (ii) whether simultaneous service on more than three public company audit committees by a member of the Audit Committee would not impair the ability of such member to effectively serve on the Audit Committee, and the Board must disclose any determination made under clause (ii) either on or through the applicable Funds website or in its annual proxy statement. If the disclosure is made on the Fund’s website, the Fund must disclose that fact in its annual proxy statement and provide the website address.

II.	Purposes of the Audit Committee

The Audit Committee shall be responsible for:

(1)	assisting Board oversight of the:

(a)	integrity of the Fund’s financial statements;

(b)	independent accountants’ qualifications and independence; and

(c)	performance of the Fund’s independent accountants; and

(2)	preparing, or overseeing the preparation of, any audit committee report required by rules of the Securities and Exchange Commission to be included in the Fund’s proxy statement for its annual meeting of stockholders.

III.	Responsibilities and Duties of the Audit Committee

The Fund’s independent accountants shall report directly to the Audit Committee.

As may be necessary or appropriate to carry out its purposes, or to comply with applicable law or the requirements of any securities exchange or market quotation system on which Fund shares are or may become listed or quoted, the Audit Committee shall have the following responsibilities and duties:

(a)	the appointment, compensation, retention and oversight of the work of the Fund’s independent accountants, including the resolution of disagreements between management and the independent accountants regarding financial reporting;

(b)	to (i) select an accounting firm to (1) serve as the Fund’s independent accountants, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements, and (ii) recommend that the members of the Board of Directors who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, ratify such selection;

(c)	to pre-approve (i) all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent accountants and (ii) all permissible non-audit services to be provided by the Fund’s independent accountants to Sprott Asset Management LP, the Fund’s investment adviser, and Sprott Asset Management USA Inc., the Fund’s sub-adviser (collectively, the “Advisers”) or any entity controlling, controlled by, or under common control with the Advisers (“Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement by the Adviser Affiliate relates directly to the operations and financial reporting of the Fund;

(d)	if determined to be advisable, to develop policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

(e)	to consider whether each non-audit service provided by the Fund’s independent accountants to the Fund and to the Fund’s Advisers or any Adviser Affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

(f)	to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants;

(g)	to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(h)	to meet to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements with Fund management and the Fund’s independent accountants, including the Fund’s disclosure of management’s discussion of Fund performance;

(i)	to review with the Fund’s independent accountants any audit problems or difficulties the accountants may have encountered during or relating to the conduct of the audit, including any matters required to be discussed pursuant to rules of The Public Company Accounting Oversight Board and other relevant regulatory and professional organizations, and management’s response;

(j)	to establish and administer policies and procedures relating to the hiring by the Fund, the Advisers, or any administrator that is an Adviser Affiliate of employees or former employees of the Fund’s independent accountants;

(k)	to consider information and comments from the Fund’s independent accountants with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments;

(l)	to request, receive and/or review from the Fund’s independent accountants such other materials as may be deemed necessary or advisable in the discretion of the Committee in the exercise of its duties under this Charter; such materials may (but are not required to) include, without limitation, any other material written communications relating to the Fund’s financial statements, or internal or disclosure controls, between the independent accountants and the Fund, the Advisers, the Fund’s sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences;

(m)	at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent accountants and the Fund, the Advisers, Adviser Affiliates and members of management of such entities (to assess the independence of the Fund’s independent accountants); to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees of the Advisers, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

(n)	to address reports received from attorneys in accordance with procedures adopted by the Advisers relating to the possible violation of federal or state law or fiduciary duty;

(o)	to discuss with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management;

(p)	to discuss with Fund management the Fund’s press releases that discuss earnings (if any), as well as financial information or earnings guidance provided to analysts and ratings agencies (this may be done generally, e.g., the type of information to be disclosed and the type of presentation to be made); and

(q)	to perform such other functions and to have such other powers consistent with this Charter, the Fund’s Articles of Incorporation, as amended and supplemented, the Fund’s By-Laws, as amended, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcommittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the Securities Exchange Act of 1934. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund’s independent accountants to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent accountants.

Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent accountants for auditing, the financial statements. Members of the Audit Committee are not employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Board reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Board reasonably believes are within the person’s professional or expert competence; or (3) a committee of the Board.

IV.	Meetings

The Audit Committee shall meet on a regular basis but no less frequently than annually. The Audit Committee periodically shall meet separately with the Fund’s independent accountants, Fund management, and representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee may hold special meetings at such times as the Audit Committee believes necessary or appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.	Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board, for payment of: (i) compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

VI.	Annual Performance Evaluation

The Audit Committee shall perform a review and evaluation, at least annually, of the performance of the Audit Committee.

VII.	Reporting

The Audit Committee shall report regularly to the Board. The Chairman of the Audit Committee shall report to the Board on the results of its deliberations, and make such recommendations as deemed necessary or appropriate.

VIII.	Amendments

This Charter may be amended or modified from time to time by vote of the Board.

Dated: August 24, 2015

EXHIBIT B

CHARTER OF THE GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS OF

SPROTT FOCUS TRUST, INC.

Governance Committee Membership

The Governance Committee of Sprott Focus Trust, Inc. (the “Company”) shall be composed of all of the Independent Directors of the Company. Management, while not having representatives on the Committee, will nonetheless be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for consideration. The Board of Directors (“Board”) may remove or replace any member of the Committee at any time in its sole discretion.

Board Nominations and Functions

1.	The Committee shall recommend nominees to the Board for election to the Board. The Committee shall evaluate each candidate’s qualifications for Board membership and with respect to Independent Director nominees, the Committee shall evaluate each such nominee’s independence from the investment adviser, affiliates of the adviser and other principal service providers. In determining a nominee’s qualifications for Board membership, the Committee may take into account a wide variety of factors (with no one factor being controlling) in considering candidates for membership on the Board, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director/trustee or senior officer of other public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the on-going functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Company; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors. Additionally, with respect to evaluating candidates to serve as an independent member, the Board shall consider the candidate’s ability to qualify as an Independent Director for purposes of the Investment Company Act of 1940 and any other standards of independence that may be relevant to the Company.

2.	The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already serving on the Board.

3.	It is currently the policy of the Committee not to consider nominees recommended by shareholders as candidates for Board membership. The Committee will periodically reevaluate the merits of this policy.

4.	The Committee shall recommend the compensation of Independent Directors.

Adopted: March 9, 2015

B-1

PROXY EVERY VOTE IS IMPORTANT SPROTT FOCUS TRUST, INC. PO Box 43131 Providence, RI 02940 - 3131 Please detach at perforation before mailing. SPROTT FOCUS TRUST, INC. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 8, 2026 The undersigned hereby appoints Thomas W . Ulrich, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of common stock of Sprott Focus Trust, Inc . (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”) of the Fund to be held at the offices of Sprott Asset Management USA, Inc . , 320 Post Road, Suite 230 , Darien, Connecticut 06820 , on September 8 , 2026 at 1 : 00 p . m . (Eastern time), and at any adjournment(s) or postponement(s) thereof . This proxy is solicited on behalf of the Board of Directors of the Fund. ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED . IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR PROPOSAL 1 . VOTE VIA THE INTERNET: www.proxy - direct.com VOTE VIA THE TELEPHONE: 1 - 800 - 337 - 3503 SPR_35276_080526 IF YOU ARE VOTING BY MAIL, PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE . xxxxxxxxxxxxxx code SCAN The QR code or visit w w w.proxy - dir e ct. c om to vote your shares CALL 1 - 800 - 337 - 3503 Follow the recorded instructions available 24 hours MAIL Vote, Sign and Mail in the enclosed Business Reply Envelope VOTE IN PERSON Attend Stockholder Meeting Sprott Asset Management USA, Inc. 320 Post Road, Suite 230 Darien, CT 06820 on September 8, 2026

EVERY STOCKHOLDER’S VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on September 8, 2026. The Notice, Proxy Statement and Proxy Card for this Meeting are available at: https://www.proxy - direct.com/spr - 35276 IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD Please detach at perforation before mailing. THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREON AND, IF NO CHOICE IS INDICATED, WILL BE VOTED “FOR” PROPOSAL 1. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example : X A Proposal The Board of Directors recommends a vote FOR proposal 1. 1. To elect one Director to the Fund’s Board of Directors: 01. Peyton Tansill Muldoon FOR WITHHOLD 2. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note : Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx SPR 35276 xxxxxxxx / /